UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2024
Date of Report (date of earliest event reported)

OpGen, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37367	06-1614015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(301) 869-9683
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 22, 2024, UHY LLP (“UHY”), OpGen, Inc.’s (the “Company”) current independent public accounting firm, notified the Company that UHY would resign as the Company’s auditor effective as of April 22, 2024.

During the period of UHY’s engagement, which commenced in March 2023, UHY did not provide any report on the financial statements of the Company. During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through April 22, 2024, there were no: (1) disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided UHY with a copy of the disclosures in this Current Report on Form 8-K prior to filing with the SEC and requested that UHY furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of UHY’s letter dated April 25, 2024, stating that they agree with the statements made herein, is attached as Exhibit 16.1 hereto and is incorporated herein by reference.

In light of such resignation, on April 23, 2024, the Company engaged Beckles & Co. (“Beckles”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and upcoming interim period. The appointment of Beckles as the Company’s independent registered public accounting firm was approved by the Company’s board of directors.

During the two most recent fiscal years ended December 31, 2023 and 2022 and through April 23, 2024, the date the Company selected Beckles as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted Beckles regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, or any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from UHY regarding change in certifying accountant

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 25, 2024	OpGen, Inc.

	By:	/s/ David Lazar
		Name:	David Lazar
		Title:	Chairman and Chief Executive Officer

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